UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant x

Filed by a Party other than the Registrant o

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[ ]	Preliminary Proxy Statement.
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[X]	Definitive Proxy Statement.
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to § 240.14a-12.

THE ADVISORS’ INNER CIRCLE FUND III

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DEMOCRACY INTERNATIONAL FUND (DMCY)

a series of The Advisors’ Inner Circle Fund III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(800) 932-7781

August 14, 2023

Dear Shareholder:

I am writing to inform you about an upcoming special meeting (the “Special Meeting”) of the shareholders of the Democracy International Fund (the “Fund”), a series of The Advisors’ Inner Circle Fund III (the “Trust”). The Special Meeting is being held to seek shareholder approval of the following Proposal (the “Proposal”) discussed below and in the accompanying Proxy Statement:

PROPOSAL: For shareholders to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between Democracy Investment Management, LLC, (the “Adviser”) and Vident Advisory, LLC (d/b/a Vident Asset Management) (“VA”), on behalf of the Fund.

Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the Proposal, and a proxy card with instructions for voting. Following this letter, you will find questions and answers regarding the Proxy Statement that are designed to help you understand the Proxy Statement and how to cast your votes. These questions and answers are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.

The Board of Trustees of the Trust believes that the Proposal is in the best interest of the Fund and its shareholders and recommends that you vote “FOR” the Proposal. Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses.

The Special Meeting is scheduled to be held at 11:00 a.m. Eastern time on September 26, 2023, at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. If you are a shareholder of record as of the close of business on July 28, 2023, you are entitled to vote at the Special Meeting and at any adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet.

If you have any questions regarding the Proposal or Proxy Statement, please do not hesitate to call toll-free [866-839-1852]. Representatives will be available Monday through Friday, 9 a.m. to 10 p.m. Eastern time. Thank you for taking the time to consider this important Proposal and for your continuing investment in the Fund.

Sincerely,

/s/ Michael Beattie

Michael Beattie

President

The Advisors’ Inner Circle Fund III

DEMOCRACY INTERNATIONAL FUND (DMCY)

a series of The Advisors’ Inner Circle Fund III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(800) 932-7781

NOTICE OF SPECIAL MEETING

TO BE HELD ON SEPTEMBER 26, 2023

A special meeting of shareholders (the “Special Meeting”) of the Democracy International Fund (the “Fund”), a series of The Advisors’ Inner Circle Fund III (the “Trust”) will be held at 11:00 a.m. Eastern time on September 26, 2023, at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. At the Special Meeting, shareholders of the Fund will be asked to act upon the following Proposal:

PROPOSAL: For shareholders to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between Democracy Investment Management, LLC (the “Adviser”) and Vident Advisory, LLC (d/b/a Vident Asset Management) (“VA”), on behalf of the Fund.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.

The Trust’s Board of Trustees has fixed the close of business on July 28, 2023, as the Record Date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

Please read the accompanying Proxy Statement. Your vote is very important to us regardless of the number of shares you hold. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, and promptly return the enclosed proxy card so that a quorum will be present, and a maximum number of shares may be voted for the Fund. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the internet. Proxies may be revoked prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting, delivering a subsequently dated proxy card by any of the methods described above, or by voting in person at the Special Meeting.

By Order of the Board of Trustees

/s/ Michael Beattie

Michael Beattie

President

The Advisors’ Inner Circle Fund III

August 14, 2023

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL

Below is a brief overview of the matters being submitted to a shareholder vote at the special meeting of shareholders (the “Special Meeting”) to be held on September 26, 2023. Your vote is important, no matter how large or small your holdings may be. Please read the full text of the enclosed proxy statement (“Proxy Statement”), which contains additional information about the proposal (the “Proposal”) and keep it for future reference.

QUESTIONS AND ANSWERS

Q. Why are you sending me this information?

A. You are receiving these proxy materials because on July 28, 2023 (the “Record Date”), you owned shares of Democracy International Fund (the “Fund”) and, as a result, you have the right to vote on the Proposal and are entitled to be present at and to vote at the Special Meeting and any adjournments thereof. Each full share of the Fund is entitled to one vote at the Special Meeting, and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share.

Q. What is the Proposal being considered at the Special Meeting?

A. You are being asked to vote on the following Proposal:

PROPOSAL: For shareholders to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between Democracy Investment Management, LLC, (the “Adviser”) and Vident Advisory, LLC (d/b/a Vident Asset Management) (“VA”), on behalf of the Fund.

Q. Will the Proposal affect the investments made by the Fund?

A. No. Approval of the Proposal by the Fund’s shareholders will not have any effect on the Fund’s investment policies, strategies, and risks.

Q. Will the Proposal result in any change in the fees or expenses payable by the Fund?

A. No. Approval of the Proposal by the Fund’s shareholders will not affect the sub-advisory fee rate. VA will continue to provide sub-advisory services to the Fund on the same terms, and at the same sub-advisory fee rate, as Vident Investment Advisory, LLC (“VIA”) provided under the prior investment sub-advisory agreement between the Adviser and VIA (the “Prior Sub-Advisory Agreement”).

Q. Why am I being asked to approve a new investment sub-advisory agreement with VA?

A. Pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC (“VA Holdings”), acquired a majority interest in VA (the “Transaction”). MM VAM, LLC is an entity controlled by Casey Crawford. As of the Closing Date, Mr. Crawford effectively controls VA. The Transaction was completed on July 14, 2023 (the “Closing Date”) and was subject to the satisfaction of customary closing conditions, including obtaining necessary client consents, approval by the Fund’s Board of Trustees of the New Sub-Advisory Agreement and an interim sub-advisory agreement (as discussed below) and receipt of customary regulatory approvals. The Transaction constituted an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), which resulted in the automatic termination of the Prior Sub-Advisory Agreement. On the Closing Date, an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and VA, on behalf of the Fund, became effective, but it is proposed that shareholders approve the New Sub-Advisory Agreement to enable VA to continue to serve as the investment sub-adviser to the Fund following the expiration of the Interim Sub-Advisory Agreement.

If the Fund’s shareholders approve the New Sub-Advisory Agreement, VA will serve as the Fund’s investment sub-adviser, under the New Sub-Advisory Agreement, effective upon shareholder approval.

Q. Why am I not being asked to approve a new investment sub-advisory agreement with VIA?

A. At the Closing Date, VA absorbed all of the assets and liabilities, including all personnel, of VIA. For this reason, you are not being asked to approve a new sub-advisory agreement with VIA.

Q. Will there be any changes in the sub-advisory services provided to the Fund under the new agreement?

A. No. It is not anticipated that the Transaction or the approval of the New Sub-Advisory Agreement will impact Fund shareholders. The terms of the New Sub-Advisory Agreement are identical to the Prior Sub-Advisory Agreement except for date of effectiveness and the fact that the new sub-adviser is VA. If the New Sub-Advisory Agreement is approved, VA will continue to provide sub-advisory services to the Fund on the same terms, and at the same sub-advisory fee rate, as VIA provided under the Prior Sub-Advisory Agreement. If approved by shareholders, the New Sub-Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter.

Q. Will there be any changes to the portfolio management team for the Fund?

A. No. The portfolio management team for the Fund will not change if shareholders of the Fund approve the Proposal.

Q. What will happen if Fund shareholders do not approve the Proposal?

A. The Board, including a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreement between the Adviser and VA, which became effective for the Fund on the Closing Date. Pursuant to Rule 15a-4 under the 1940 Act, the Interim Sub-Advisory Agreement will allow the Fund an additional 150 days to obtain shareholder approval of the New Sub-Advisory Agreement. The terms of the Interim Sub-Advisory Agreement are substantially identical to the terms of the Prior Sub-Advisory Agreement, except for the date, name of the sub-advisor, term and escrow provisions. If the New Sub-Advisory Agreement is not approved before the Interim Sub-Advisory Agreement expires the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include resubmitting the New Sub-Advisory Agreement to shareholders for approval.

Q. How does the Board recommend that I vote in connection with the Proposal?

A. The Board recommends that you vote “FOR” the approval of the Proposal described in the Proxy Statement.

OTHER MATTERS

Q. Will the Fund pay for this proxy solicitation?

A. No. VA or its affiliates will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials. Under the terms of the Transaction, VA Holdings has agreed to reimburse VA for certain expenses related to obtaining new advisory agreements for the Fund. The Fund has retained the proxy communications and solicitation advisory firm Morrow Sodali Fund Solutions, LLC, 509 Madison Avenue, Suite 1206, New York, NY 10022, to aid in the solicitation of proxies. The anticipated costs associated with the solicitation of proxies by Morrow Sodali Fund Solutions, LLC for the Proposal and related costs is approximately $7,000, which will be borne by VA or its affiliates.

Q. How can I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Complete, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s) and use the control number provided;

By Internet: Access the website address printed on the enclosed proxy card(s) and use the control number provided; or

In Person: Attend the Special Meeting as described in the Proxy Statement.

We intend to hold the Special Meeting in person. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed above, in advance of the Special Meeting.

Q. How may I revoke my proxy?

A. Any proxy may be revoked at any time prior to the Special Meeting by written notification, which must be received by the Fund prior to the Special Meeting, by the execution and delivery of a later-dated proxy, or by attending the Special Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Special Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the Fund prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked.

Q. What vote is required to approve the Proposal?

A. Approval of the Proposal requires a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. The “vote of the majority of the outstanding voting securities” is defined in the 1940 Act to mean the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the Special Meeting or represented by proxy if holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

Q. Where can I obtain additional information about this Proxy Statement?

A. If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call our proxy solicitor, Morrow Sodali Fund Solutions, LLC, at 866-839-1852. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern time.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

DEMOCRACY INTERNATIONAL FUND (DMCY)

a series of The Advisors’ Inner Circle Fund III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(800) 932-7781

PROXY STATEMENT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2023

This Proxy Statement is being furnished to the shareholders of Democracy International Fund (the “Fund” ), a series of The Advisors’ Inner Circle Fund III (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board” or the “Trustees”) in connection with the Fund’s solicitation of its shareholders’ proxies for use at a special meeting of shareholders of the Fund (the “Special Meeting”) to be held on September 26, 2023, at 11:00 a.m. Eastern time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, for the purposes set forth below and in the accompanying Notice of Special Meeting.

Shareholders of record at the close of business on the record date, established as July 28, 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The approximate mailing date of this Proxy Statement and the enclosed proxy card(s) to shareholders is August 14, 2023. The Special Meeting will be held to obtain shareholder approval for the following Proposal (the “Proposal”):

PROPOSAL: For shareholders to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between Democracy Investment Management, LLC, (the “Adviser”) and Vident Advisory, LLC (d/b/a Vident Asset Management) (“VA”).

At your request, the Trust will send you a free copy of the most recent audited annual report for the Fund or its current prospectus and statement of additional information (“SAI”). Please call the Fund at 1-877-776-3629 or write to the Democracy International Fund, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, to request an annual report, prospectus, or SAI, or with any questions you may have relating to this Proxy Statement.

Background and the Change in Control of Vident Investment Advisory, LLC. Vident Investment Advisory, LLC (“VIA”), the Fund’s prior sub-adviser, located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, was an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”). Pursuant to the prior investment sub-advisory agreement between the Adviser and VIA (the “Prior Sub-Advisory Agreement”), VIA was responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser, subject to the supervision of the Adviser and the Board. VIA has provided investment sub-advisory services to the Fund since the Fund’s inception (March 2021).

VA, an affiliate of VIA, was formed in 2016 and commenced operations and registered with the SEC as an investment adviser in 2019 and was a wholly-owned subsidiary of Vident Financial, LLC (“Vident Financial”). VIA was also a wholly-owned subsidiary of Vident Financial. Vident Financial was formed in 2013 to develop and license investment market solutions (indices and funds) based on strategies that combine sophisticated risk-balancing methodologies, economic freedom metrics, valuation, and investor behavior. Vident Financial is a subsidiary of the Vident Investors’ Oversight Trust. Vince L. Birley, Mohammad Baki, and W. Baker Crow serve as the trustees of the Vident Investors’ Oversight Trust.

Pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC (“VA Holdings”), a subsidiary of MM VAM, LLC, acquired VA, which became a wholly-owned subsidiary of VA Holdings (the “Transaction”). MM VAM, LLC is an entity controlled by Casey Crawford. The Transaction was completed on July 14, 2023 (the “Closing Date”). As of the Closing Date, Mr. Crawford effectively controls VA through VA Holdings. VA Holdings is located at 8024 Calvin Hall Road, Indian Land, South Carolina 29707. Following the Closing Date, VA absorbed all of the assets and liabilities, including all personnel, of VIA.

The Transaction was deemed to have resulted in a change of control of VIA under the Investment Company Act of 1940, as amended (the “1940 Act”), resulting in the assignment, and automatic termination, of the Prior Sub-Advisory Agreement. Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory or sub-advisory contract when it is assigned. As a result, Shareholders of the Fund are being asked to approve the New Sub-Advisory Agreement so that VA’s day-to-day management of the Fund’s portfolio as the Fund’s sub-adviser may continue without any interruption. Shareholders are not being asked to approve the Transaction.

As discussed in greater detail below, at a meeting of the Board, held on June 21-22, 2023 (the “Board Meeting”), the Adviser requested, and the Board, including a majority of the Trustees who are not interested persons of the Trust (as defined by the 1940 Act) (the “Independent Trustees”), approved (i) a new investment sub-advisory agreement between the Adviser and VA (the “New Sub-Advisory Agreement”); and (ii) an interim sub-advisory agreement between the Adviser and VA (the “Interim Sub-Advisory Agreement”).

The Transaction did not result in any changes to the organization or structure of the Fund. You still own the same shares in the same Fund. If the New Sub-Advisory Agreement is approved, VA will serve as the Fund’s investment sub-adviser, and none of the Fund’s other service providers have changed in connection with the Transaction. Under the New Sub-Advisory Agreement, VA will provide the same sub-advisory services to the Fund on the same terms as VIA provided under the Prior Sub-Advisory Agreement. The sub-advisory fee rate paid by the Adviser to VIA under the Prior Sub-Advisory Agreement will be identical to the sub-advisory fee rate paid by the Adviser to VA under the New Sub-Advisory Agreement.

Required Vote. Under the 1940 Act, the approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The “vote of the holders of a majority of the outstanding voting securities” is defined in the 1940 Act to mean the lesser of the vote of shareholders holding (i) 67% or more of the voting securities of the Fund present at the Special Meeting or represented by proxy if holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. Shareholders will have equal voting rights, meaning that each full Share will be entitled to one vote at the Special Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. Abstentions will have the same effect as votes against the Proposal; however, they will be counted as present for purposes of determining the presence of a quorum. Accordingly, the purpose of this Proxy Statement is to submit the New Sub-Advisory Agreement to a vote of the Fund’s shareholders pursuant to the requirements of the 1940 Act described above.

Description of the Material Terms of the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement, and the Interim Sub-Advisory Agreement

Material Terms of the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement. The Prior Sub-Advisory Agreement, dated March 29, 2021, was approved by the Fund’s initial shareholder on March 18, 2021, when the Fund commenced investment operations. The terms of the New Sub-Advisory Agreement are identical to the terms of the Prior Sub-Advisory Agreement, except with respect to the date and name of the sub-adviser. Set forth below is a summary of material terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is included as Exhibit A. Although the summary of material terms of the New Sub-Advisory Agreement below is qualified in its entirety by reference to the form of New Sub-Advisory Agreement included as Exhibit A, Shareholders should still read the summary below carefully.

Duration and Termination. The New Sub-Advisory Agreement will become effective upon the approval of the Fund’s shareholders. The New Sub-Advisory Agreement has the same duration and termination provisions as the Prior Sub-Advisory Agreement. The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, continuation of the New Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.

The New Sub-Advisory Agreement may be terminated (i) by the Trust, without the payment of any penalty, (ii) by a vote of the Board or (iii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon not more than 60 days’ nor less than 30 days’ written notice by the Adviser or by VA, without the payment of any penalty, and shall automatically terminate in the event of its assignment.

Sub-Advisory Services. The New Sub-Advisory Agreement would require VA to provide the same services as VIA provided under the Prior Sub-Advisory Agreement. VA shall, subject to the supervision of the Board and of the Adviser, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund’s assets consistent with the investment objectives and policies of the Fund.

Sub-Advisory Fees. The Fund’s management fee and its sub-advisory fee will not change as a result of the approval of the Proposal. Under the New Sub-Advisory Agreement, the Adviser pays VA a sub-advisory fee out of the management fee it receives from the Fund at a rate set forth in the table below. The annual rate of portfolio management fees payable to VA is calculated daily at an annual rate based on the Fund’s daily net assets, subject to a minimum fee, and paid monthly. The sub-advisory fee is paid by the Adviser, and not by the Fund. For the Fund’s most recent fiscal year (ended December 31, 2022), under the Current Sub-Advisory Agreement, the Adviser paid the Sub-Adviser sub-advisory fees as set forth in the table below.

Name of Fund	Sub-Advisory Fee	Minimum Fee	Fee Paid to Sub-Adviser
Democracy International Fund	0.07% on average daily net assets up to $250,000,000 0.06% on average daily net assets between $250,000,000 and $500,000,000 0.05% on average daily net assets in excess of $500,000,000	$45,000 annually	$45,000

Brokerage Policies. The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, authorizes VA to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and directs VA to seek for the Fund the most favorable execution and net price available under the circumstances. VA may cause the Fund to pay a broker a commission more than that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to VA.

The table below shows brokerage commissions paid in the aggregate amount by the Fund for its most recent fiscal year (ended December 31, 2022).

Name of Fund	FYE $
Democracy International Fund	$11

During its most recent fiscal year the Fund did not pay brokerage commissions to any registered broker-dealer affiliates of the Fund or the Adviser. The Fund did not hold any securities of “regular broker dealers” as of its most recent fiscal year end.

Payment of Expenses. Under the New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, VA agrees to bear all of its expenses in connection with the performance of its services under the New Sub-Advisory Agreement, including provision of personnel, office space, and equipment reasonably necessary to provide sub-advisory services to the Fund.

Other Provisions. The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the New Sub-Advisory Agreement on the part of the sub-adviser, the Adviser shall indemnify and hold harmless the sub-adviser and its affiliates from and against any and all claims, losses, liabilities or damages arising from or in connection with the New Sub-Advisory Agreement. In addition, the New Sub-Advisory Agreement provides that the sub-adviser shall indemnify and hold harmless the Adviser, the Trust, and their affiliates from and against any and all claims, losses, liabilities or damages arising from or in connection with the sub-adviser’s obligations under the New Sub-Advisory Agreement.

The Interim Sub-Advisory Agreement. At the Board Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Interim Sub-Advisory Agreement. The Interim Sub-Advisory Agreement took effect on the Closing Date and will continue in effect for a term ending on the earlier of 150 days from the Closing Date or when Shareholders of the Fund approve the New Sub-Advisory Agreement.

The terms of the Interim Sub-Advisory Agreement are substantially the same as those of the Prior Sub-Advisory Agreement, except for certain provisions that are required by law, the date of the Interim Sub-Advisory Agreement, and that VA (and not VIA) is the sub-adviser. The provisions required by law include a requirement that fees payable under the Interim Sub-Advisory Agreement be paid into an escrow account. If the Fund’s shareholders approve the New Sub-Advisory Agreement by the end of the 150-day period, the compensation (plus interest) payable by the Adviser under the Interim Sub-Advisory Agreement will be paid to VA, but if the New Sub-Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to VA.

Information about the Fund’s Investment Adviser and Investment Sub-Adviser

Democracy Investment Management, LLC, a Delaware limited liability company, (the “Adviser”) serves as the investment adviser to the Fund. The Adviser is wholly owned by Democracy Investments, LLC. The Adviser’s principal place of business is 1480 Moraga Rd., Suite C #378, Moraga, California 94566. As of March 31, 2023, the Adviser had approximately $11.6 million in assets under management.

Vident Advisory, LLC, a Delaware limited liability company located at 1125 Sanctuary Pkwy., Suite 515, Alpharetta, Georgia 30009, is responsible for the day-to-day management of the Fund. As of July 31, 2023, the Sub-Adviser had approximately $7.4 billion in assets under management.

Executive Officers of VA. Information regarding the principal executive officers of VA is set forth below. The address of VA and its executive officers is 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. The following individuals are the executive officers of VA:

Name	Position with VA
Vince Birley	Chief Executive Officer
Deborah Kimery	Chief Operating Officer
Amrita Nandakumar	President
Erik Olsen	Chief Compliance Officer

Following the Closing Date of the Transaction, VA became a wholly-owned subsidiary of Vident Capital Holdings, LLC. Vident Capital Holdings is wholly owned by MM VAM, LLC, which is in turn wholly owned by Casey Crawford.

No Trustee or officer of the Trust currently holds any position with VA or its affiliated persons. No Trustee or officer of the Trust holds any position with Vident Capital Holdings, LLC or its affiliated persons.

Board Considerations in Approving the New Sub-Advisory Agreement

In preparation for the Board Meeting, the Trustees requested that the Adviser, VIA and VA furnish information necessary to evaluate the terms of the New Sub-Advisory Agreement. The Trustees used this information, as well as other information that the Adviser, VIA and VA and other service providers of the Fund presented or submitted to the Board at the Board Meeting to help them decide whether to approve the New Sub-Advisory Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser, VIA and VA regarding: (i) the terms, conditions, and expected timing of the Transaction, and the reasons that VIA and VA were undergoing the Transaction; (ii) the nature, extent and quality of the services to be provided by VA; (iii) VA’s operations and financial condition; (iv) VA’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the proposed sub-advisory fee to be paid to VA; (vi) VA’s compliance program; and (vii) VIA’s investment management personnel.

The trustees who are not parties to the New Sub-Advisory Agreement nor are considered “interested persons” (as such term is defined in the 1940 Act) of any party to the New Sub-Advisory Agreement (the “Independent Trustees”) received advice from independent counsel and met in executive session outside the presence of Fund management, the Adviser, VIA and VA.

At the Board Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, VIA, VA and other service providers of the Fund, approved the New Sub-Advisory Agreement. In considering the approval of the New Sub-Advisory Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by VA; (ii) the investment performance of the Fund and VIA; and (iii) the fee to be paid to VA, as discussed in further detail below. In addition, the Board considered representations from VA that the Transaction was not expected to result in any material changes to the nature, extent and quality of the services to be provided to the Fund, and that the portfolio managers for the Fund were not expected to change in connection with the Transaction.

Nature, Extent and Quality of Services to be Provided by VA

In considering the nature, extent and quality of the services to be provided by VA, the Board reviewed the portfolio management services to be provided by VA to the Fund, including the quality of the continuing portfolio management personnel, the resources of VA and VA’s compliance history and compliance program. The Trustees reviewed the terms of the proposed New Sub-Advisory Agreement and noted that the New Sub-Advisory Agreement has the same sub-advisory fee as, and does not materially differ from, the Prior Sub-Advisory Agreement. The Trustees also reviewed VA’s proposed investment and risk management approaches for the Fund. The Trustees considered that the Adviser would supervise and monitor the performance of VA. The most recent investment adviser registration form (“Form ADV”) for VIA was available to the Board, as was the response of VIA and VA to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by VA to the Fund.

The Trustees also considered other services to be provided to the Fund by VA such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by VA would be satisfactory.

Investment Performance of the Fund and VIA

The Board was provided with regular reports regarding the Fund’s performance, and VIA’s contribution thereto, over various time periods. Representatives from VIA provided information regarding, and led discussions of factors impacting, VIA’s performance for the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that VIA’s performance was satisfactory, or, where VIA’s performance was materially below its benchmarks and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by VIA in an effort to improve performance. Based on this information and the representation that the portfolio managers of the Fund will continue to serve as portfolio managers of the Fund as employees of VA following the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that VIA had been able to achieve for the Fund were sufficient to support approval of the New Sub-Advisory Agreement.

Costs of Advisory Services

In considering the sub-advisory fee payable by the Adviser to VA, the Trustees reviewed, among other things, a report of the proposed sub-advisory fee to be paid to VA. The Trustees considered that the fee payable to VA would be the same as the fee payable to VIA. The Trustees also considered that the Adviser, not the Fund, would pay VA pursuant to the New Sub-Advisory Agreement, and had likewise paid VIA pursuant to the Prior Sub-Advisory Agreement. The Board concluded, within the context of its full deliberations, that the sub-advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by VA.

Profitability and Economies of Scale

Because VA is new to the Fund and has not managed Fund assets, it was not possible to determine the profitability that VA might achieve with respect to the Fund or the extent to which economies of scale would be realized by VA as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding VA’s profitability, or the extent to which economies of scale would be realized by VA as the assets of the Fund grow but will do so during future considerations of the New Sub-Advisory Agreement.

Approval of the New Sub-Advisory Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the New Sub-Advisory Agreement, including the fee to be paid thereunder, were fair and reasonable and agreed to approve the New Sub-Advisory Agreement for an initial term of two years and recommend the approval of the New Sub-Advisory Agreement to the Fund’s shareholders. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses.

OTHER INFORMATION

Section 15(f) of the 1940 Act. Because the Transaction may be considered to result in a change of control of VIA under the 1940 Act resulting in the assignment of the Prior Sub-Advisory Agreement, the Sub-Adviser intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied:

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Sub-Adviser has confirmed for the Board that the Transaction will not impose an unfair burden on the Fund within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the sub-adviser (or predecessor sub-adviser). At the present time, at least 75% of the Trustees are classified as Independent Trustees. VA anticipates that for a period of three years following the closing of the Transaction, at least 75% of the members of the Board will not be interested persons of VA or VIA.

Expenses Related to the Proposal. All expenses associated with the Proposal, including the expenses of the preparation, printing and mailing of this proxy statement and its enclosures, and of all related solicitations, will be borne by VA or its affiliates and not by the Fund.

Record Date/Shareholders Entitled to Vote. Shareholders of the Fund at the close of business on July 28, 2023, the Record Date, will be entitled to be present and vote at the Special Meeting. As of the close of business on the Record Date, the following shares of the Fund were issued and outstanding:

Democracy International Fund	300,000

Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call toll-free 866-839-1852. If you sign and return the accompanying proxy card, you may change your vote even though a proxy has already been returned by providing written notice to the Fund, by submitting a subsequent proxy by mail, Internet, or telephone, or by voting in person at the Meeting. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card.

If sufficient votes are not received for the Proposal by the date of the Special Meeting, the Special Meeting may be adjourned with respect to the Proposal, once or more, by motion of the chair of the Special Meeting or by the vote of the holders of a majority of the Fund’s shares present at the Special Meeting in person or by proxy to permit further solicitation of proxies. If there is a vote to adjourn, persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the Proposal and vote against adjournment all proxies that voted against the Proposal.

Quorum Required. The Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to the Fund. Under the Trust’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of more than thirty-three and one-third percent (33 1/3%) of the total number of votes eligible to be cast by all shareholders at the Special Meeting.

Abstentions will be treated as present for determining whether a quorum is present with respect to a particular matter. However, abstentions will have the effect of a vote AGAINST the Proposal and any other matter that requires the affirmative vote of the Fund’s outstanding shares for approval. Abstentions will not be counted as voting on any other matter at the Special Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.”

If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the chair of the Special Meeting or the holders of a majority of the Fund’s shares present at the Special Meeting, in person or by proxy, may adjourn the Special Meeting with respect to the Proposal to permit further solicitation of proxies.

Distributor, Administrator and Transfer Agent. The Fund’s distributor is SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Brown Brothers Harriman & Co., located at 40 Water Street, Boston, Massachusetts 02109, serves as the custodian and transfer agent of the Fund. SEI Investments Global Funds Services located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s administrator.

Share Ownership. As of the Record Date, to the knowledge of the Trust’s management, persons owning of record or beneficially more than 5% of the outstanding shares of the Fund are as listed in the table below. As of the Record Date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

DEMOCRACY INTERNATIONAL FUND
Name and Address	Number of Shares	% Ownership	Type of Ownership
Charles Schwab 2423 E Lincoln Drive Phoenix AZ 85016-1215	134,675	44.89%	Record
JP Morgan Chase 270 Park Avenue New York, NY 10017	46,169	15.39%	Record
TD Ameritrade 200 S 108th Avenue Omaha NE 68154	34,130	11.38%	Record
National Financial Services llc 499 Washington Boulevard Jersey City NJ 07310	25,023	8.34%	Record

Reports to Shareholders. Copies of the Fund’s most recent annual and semi-annual reports may be requested without charge by writing to Democracy International Fund, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling toll-free at 1-877-776-3629.

Other Matters to Come Before the Special Meeting. The Trust’s management does not know of any matters to be presented at the Special Meeting other than the Proposal described above. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposal. The Agreement and Declaration of Trust, as amended, and the Amended and Restated By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposal for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 866-839-1852. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-877-776-3629 or write to the Democracy International Fund, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

This Proxy Statement is available on the internet at https://proxyvotinginfo.com/p/democracy2023. Use the control number on your proxy card to vote by internet or by telephone. You may request a copy by mail (Democracy International Fund, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456) or by telephone at 866-839-1852. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

EXHIBIT A

SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT (the “Agreement”) made as of this _____ day of ________, 2023, by and between Democracy Investment Management LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware, with the Adviser’s principal place of business at 1480 Moraga Road, Suite C #378, Moraga, California 94556, and Vident Advisory, LLC (the “Subadviser”), a limited liability company organized under the laws of the State of Delaware, with the Subadviser’s principal place of business at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009.

W I T N E S S E T H

WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the series set forth on Schedule A to this Agreement (each, a “Fund,” and, collectively, the “Funds”), and pursuant to the provisions of the Investment Advisory Agreement, dated as of- March 29, 2021, by and between the Adviser and the Trust (the “Management Agreement”), the Adviser has selected the Subadviser to act as sub-investment adviser of each Fund and to provide certain related services, as more fully set forth below, and to perform these services under the terms and conditions hereinafter set forth; and

WHEREAS, each of the Adviser and the Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Management Agreement contemplates that the Adviser may appoint a subadviser to perform some or all of the services for which the Adviser is responsible thereunder; and

WHEREAS, the Subadviser is willing to furnish these services to the Adviser and each Fund listed in Schedule A to this Agreement, as said Schedule may be amended from time to time upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

The Subadviser’s Services.

(a) Discretionary Investment Management Services. The Subadviser shall act as sub-investment adviser with respect to each Fund in regard to those Fund assets as may be allocated by the Adviser to the Subadviser (the “Assets”). In said capacity, the Subadviser, subject to the supervision of the Adviser and the Board, regularly shall provide the Fund with investment research, advice, and supervision and shall furnish continuously an investment program, consistent with the investment objectives and policies of the Fund. The Subadviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws, and the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect. To carry out these obligations, the Subadviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions. No reference in this Agreement to the Subadviser having full discretionary authority over the Fund’s investments in any way shall limit the right of either the Adviser or the Board, in either the Adviser’s or the Board’s respective sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise either the Adviser’s or the Board’s respective right to control the overall management of the Fund’s assets. As applicable and appropriate, and without limiting the generality of the foregoing, the Subadviser has the authority to enter into trading agreements on behalf of the Fund and to adhere on the Fund’s behalf to the applicable International Swaps & Derivatives Association (“ISDA”) over-the-counter (“OTC”) derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., “SEFs”).

(b) Compliance. The Subadviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Subadviser’s business as a registered investment adviser. The Subadviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions, and procedures approved by the Board or the Adviser and provided to the Subadviser. In selecting the Fund’s portfolio securities and performing the Subadviser’s obligations hereunder, the Subadviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Subadviser shall maintain compliance procedures that the Subadviser reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser or by the Board shall limit the Subadviser’s full responsibility for any of the foregoing.

(c) Proxy Voting. Pursuant to Board authority, the Adviser shall retain proxy voting authority with respect to each Fund and shall not delegate said authority to the Subadviser.

(d) Recordkeeping. The Subadviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Trust, or the Trust’s Board the information required to be supplied under this Agreement.

The Subadviser shall maintain separate books and detailed records of all matters pertaining to the Fund’s Assets advised by the Subadviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Trust, Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Subadviser’s responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

(e) Holdings Information and Pricing. The Subadviser shall provide regular reports regarding each Fund’s holdings, and, on the Subadviser’s own initiative, may furnish the Adviser, the Trust, and the Trust’s Board from time to time with whatever information the Subadviser believes is appropriate for this purpose. The Subadviser agrees to notify the Adviser and the Board promptly if the Subadviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Subadviser agrees to provide, upon reasonable request, any pricing information of which the Subadviser is aware to the Adviser, Trust, the Trust’s Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.

(f) Cooperation With Agents of the Adviser and the Trust. The Subadviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Adviser and the Trust with respect to such information regarding each Fund as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(g) Consultation With Other Subadvisers. In performance of the Subadviser’s duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to a Fund or a subadviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Subadviser shall not provide investment advice with respect to any assets of the Fund other than the Assets managed by the Subadviser.

2.	Code of Ethics.

The Subadviser has adopted a written code of ethics that the Subadviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), which the Subadviser has provided to the Adviser and the Trust. The Subadviser shall ensure that the Subadviser’s “Access Persons” (as that term is defined in the Subadviser’s Code of Ethics) comply in all material respects with the Subadviser’s Code of Ethics, as in effect from time to time. Upon request, the Subadviser shall provide the Adviser and the Trust with (i) a copy of the Subadviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Subadviser has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Subadviser’s Code of Ethics. Annually, the Subadviser shall furnish a written report to the Adviser and the Trust’s Board concerning the Subadviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Subadviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Subadviser. The Subadviser immediately shall notify the Adviser and the Trust of any material violation of the Code, whether or not said violation relates to a security held by a Fund.

3.	Information and Reporting.

The Subadviser shall provide the Adviser, the Trust, and the Adviser’s and the Trust’s respective officers with such periodic reports concerning the obligations that the Subadviser has assumed under this Agreement as the Adviser and the Trust from time to time reasonably may request.

(a) Notification of Breach / Compliance Reports. The Subadviser shall notify the Trust’s Chief Compliance Officer and Adviser’s Chief Compliance Officer promptly (or in a time and manner as might otherwise by requested by said Chief Compliance Officers) upon detection of (i) any material failure to manage a Fund in accordance with the Fund’s investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Subadviser’s policies, guidelines, or procedures. In addition, the Subadviser shall provide a quarterly report regarding each Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund’s and the Adviser’s policies, guidelines, or procedures as applicable to the Subadviser’s obligations under this Agreement. The Subadviser acknowledges and agrees that the Adviser, in the Adviser’s discretion, may provide these quarterly compliance certifications to the Board. The Subadviser agrees to correct any said failure promptly and to take any action that the Board and/or the Adviser reasonably may request in connection with any said breach. Upon request, the Subadviser also shall provide the officers of the Trust with supporting certifications relating to the Subadviser’s services in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Subadviser promptly shall notify the Trust and the Adviser in the event that: (i) the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Subadviser with the federal or state securities laws related to the Subadviser’s ability to provide services under this Agreement; or (ii) an actual change in control of the Subadviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(b) Inspection. Upon reasonable request, the Subadviser agrees to make the Subadviser’s records and premises (including the availability of the Subadviser’s employees for interviews) -- to the extent that these records relate to the conduct of services provided to each Fund or the Subadviser’s conduct of the Subadviser’s business as an investment adviser -- reasonably available for compliance audits by the Adviser and/or the Trust’s officers, employees, accountants, or counsel; in this regard, the Trust and the Adviser acknowledge that the Subadviser shall have no obligation to make available proprietary information unrelated to the services provided by the Subadviser to the Fund or any information related to other clients of the Subadviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules, or regulations in the Subadviser’s management of the Fund.

(c) Board and Filings Information. The Subadviser shall provide the Adviser and the Trust with any information reasonably requested regarding the Subadviser’s management of each Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall make the Subadviser’s officers and employees available to meet with the Board from time to time on due notice to review the Subadviser’s investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(d) Transaction Information. The Subadviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents to perform such compliance testing on each Fund and the Subadviser’s services as the Adviser and the Trust, in the Adviser’s or the Trust’s respective sole discretion, may determine to be appropriate. The provision of said information by the Subadviser to the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents in no way relieves the Subadviser of the Subadviser’s own responsibilities under this Agreement.

4.	Brokerage.

(a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Subadviser nor any of the Subadviser’s directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b) Placement of Orders. The Subadviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund’s account with brokers or dealers selected by the Subadviser. The Subadviser shall place these orders with or through such persons, brokers, or dealers chosen by the Subadviser to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and subject to the provisions of Section 4 of this Agreement.

(c) Best Execution. In executing Fund transactions and selecting brokers or dealers, the Subadviser is directed at all times to use the Subadviser’s best efforts to seek on behalf of each Fund the most-favorable execution, net price, and best overall terms available under the circumstances. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that the Subadviser deems relevant, including, among other factors, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Subadviser shall have the express authority to negotiate, open, continue, and terminate brokerage accounts and other trading arrangements with respect to all portfolio transactions entered into by the Subadviser for a Fund.

(d) Access To Brokerage and Research. It also is understood that it is desirable for each Fund that the Subadviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. The Subadviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with these brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by these brokers may be useful to the Subadviser in connection with the Subadviser’s or the Subadviser’s affiliates’ services to other clients.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser, therefore, also may consider the “brokerage and research services” provided (as this term is defined in Section 28(e) of the 1934 Act). Consistent with any guidelines established by the Board and Section 28(e) of the 1934 Act, the Subadviser is authorized to pay to a broker or dealer who provides said brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser in good faith determines that this commission was reasonable in relation to the value of the brokerage and research services provided by the broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to the Subadviser’s discretionary clients, including the Funds.

(e) Affiliated Brokers. The Subadviser or any of the Subadviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or the Subadviser’s affiliates may receive brokerage commissions, fees, or other remuneration from a Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

(f) Aggregated Transactions. The Subadviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Subadviser, or the Trust’s principal underwriter) if the Subadviser believes that the quality of the transaction and the commission are comparable to what these would be with other qualified firms. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased. In said event, the Subadviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser reasonably considers to be equitable and consistent with the Subadviser’s fiduciary obligations to the Fund and to such other clients under the circumstances.

(g) Reporting of Transactions. The Subadviser shall provide each Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise shall cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodians and foreign custodians, the Trust’s transfer agent and pricing agents, and all other agents and representatives of the Trust.

5.	Custody.

Nothing in this Agreement shall permit the Subadviser to take or receive physical possession of cash, securities, or other investments of a Fund.

6.	Allocation of Charges and Expenses.

The Subadviser shall bear the Subadviser’s own costs of providing services hereunder. Other than as herein specifically indicated, the Subadviser shall not be responsible for a Fund’s or the Adviser’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.	Representations, Warranties, and Covenants.

(a) Properly Registered. The Subadviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Subadviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Subadviser, there is no proceeding or investigation that reasonably is likely to result in the Subadviser being prohibited from performing the services contemplated by this Agreement. The Subadviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser to an investment company. The Subadviser is in compliance in all material respects with all applicable federal and state law in connection with the Subadviser’s investment management operations.

(b) ADV Disclosure. The Subadviser has provided the Adviser and the Trust with a copy of Part 1 of the Subadviser’s Form ADV, as most-recently filed with the Commission, and with a copy of Part 2 of the Subadviser’s Form ADV, as most-recently updated, and, promptly after filing any amendment to the Subadviser’s Form ADV with the Commission or updating Part 2 of the Subadviser’s Form ADV, shall furnish a copy of said amendments or updates to the Adviser and the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c) Fund Disclosure Documents. With respect to disclosure of information regarding the Subadviser and the Subadviser’s services under this Agreement, the Subadviser has reviewed, and in the future shall review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to each Fund (collectively the “Disclosure Documents”), and represents and warrants that said disclosure in said Disclosure Documents shall contain no untrue statement of any material fact and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) Use of the Names “Democracy International” and “DMCY”. Subject to the terms set forth in Section 8(a) of this Agreement, the Subadviser has the right to use the names “Democracy International” and “DMCY” in connection with the Subadviser’s services to the Trust, and the Trust shall have the right to use the names “Democracy International” and “DMCY” in connection with the management and operation of each Fund until this Agreement is terminated as set forth herein. The Subadviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Subadviser or the Trust to use the names “Democracy International” and “DMCY.”

(e) Insurance. The Subadviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust: (i) of any material changes in the Subadviser’s insurance policies or insurance coverage; or (ii) if any material claims related to the Subadviser’s services under this Agreement shall be made on the Subadviser’s insurance policies. Furthermore, the Subadviser, upon reasonable request, shall provide the Trust with any information that the Subadviser reasonably may require concerning the amount of or scope of said insurance.

(f) No Detrimental Agreement. The Subadviser represents and warrants that the subadviser has no arrangement or understanding with any party, other than the Adviser and the Trust, that would influence the decision of the Subadviser with respect to the Subadviser’s selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g) Conflicts. The Subadviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Subadviser’s personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Subadviser’s fiduciary duties under applicable law.

(h) Compliance Program of the Subadviser. The Subadviser represents and warrants that: (a) in accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented and shall maintain written policies and procedures reasonably designed to prevent violation by the Subadviser and the Subadviser’s supervised persons (as this term is defined in the Advisers Act) of the Advisers Act and the rules that the Commission has adopted under the Advisers Act; and (b) to the extent that the Subadviser’s activities or services reasonably could be expected materially to affect a Fund, the Subadviser has adopted and implemented and shall maintain written policies and procedures that the Trust’s chief compliance officer determines are reasonably designed to prevent violation of the “federal securities laws” (as this term is defined in Rule 38a-1 under the 1940 Act) by the Subadviser with respect to each Fund (the policies and procedures referred to in this Section 7(h) are referred to herein as the Subadviser’s “Compliance Program”).

(i) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8.	Use of Names.

(a) The Names “Democracy International” and “DMCY”. The Adviser grants to the Subadviser a non-exclusive sub-license to use the names “Democracy International” and “DMCY” (the “Names”). The foregoing authorization by the Adviser to the Subadviser to use the Names is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Names; the Subadviser acknowledges and agrees that, as between the Subadviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Names. The Subadviser shall use the Names only in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Subadviser nor any affiliate or agent of the subadviser shall make reference to or use the Names or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided, that the Subadviser is authorized to disclose the Names and the Adviser’s and each Fund’s identities as clients of the Subadviser in any representative client list prepared by the Subadviser for use in marketing materials. The Adviser has obtained all licenses and permissions necessary for the Subadviser to use any index data provided to the Subadviser by the Adviser or Adviser’s agent under this Agreement and the Subadviser is not required to obtain any said licenses or permissions itself .

The Trust grants to the Subadviser a sub-license to use a Fund’s name or the Funds’ names (collectively, a “Fund Name”). The foregoing authorization by the Trust to the Subadviser to use a Fund Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, a Fund Name. The Subadviser shall use a Fund Name only in a manner consistent with uses approved by the Trust. The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement.

(b)  The Name “Vident Advisory”. The Subadviser grants to the Adviser and Trust a non-exclusive sub-license to use the name “Vident Advisory” (the “Subadviser Name”) in connection with the Funds. The foregoing authorization by the Subadviser to the Adviser to use the Subadviser Name is not exclusive of the right of the Subadviser itself to use, or to authorize others to use, the Subadviser Name; the Adviser acknowledges and agrees that, as between the Adviser and the Subadviser, the Subadviser has the right to use, or authorize others to use, the Subadviser Name. The Adviser shall use the Subadviser Name only in a manner consistent with uses approved by the Subadviser. Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of the Adviser shall make reference to or use the Subadviser Name or any of the Subdviser’s respective affiliates or clients names without the prior approval of the Subadviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Trust and any affiliate or agent of the Adviser to satisfy the foregoing obligation. The sub-license granted herein in regard to a Fund shall terminate in the event that the Subadviser no longer is a subadviser to the Fund.

9.	Subadviser’s Compensation.

The Adviser shall pay to the Subadviser, as compensation for the Subadviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Said fee shall be computed daily and paid not less than monthly in arrears by the Adviser. A Fund shall have no responsibility for any fee payable to the Subadviser except as may be required pursuant to a Fund liquidation.

The Subadviser shall be compensated based on the portion of Fund Assets allocated to the Subadviser by the Adviser. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in said month.

10.	Independent Contractor.

In the performance of the Subadviser’s duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust, or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust, or the Adviser. If any occasion should arise in which the Subadviser gives any advice to the Subadviser’s clients concerning the shares of a Fund, the Subadviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11.	Assignment and Amendments.

This Agreement automatically shall terminate, without the payment of any penalty, either: (i) in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); or (ii) in the event of the termination of the Management Agreement; provided, that said termination shall not relieve the Adviser or the Subadviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12.	Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a) The Trust may cause this Agreement to terminate either (i) by vote of the Trust’s Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b) The Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser and the Trust; or

(c) The Subadviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Trust; or

(d) This Agreement automatically shall terminate two (2) years from the date of the Agreement’s execution unless the Agreement’s renewal specifically is approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust, the Adviser, or the Subadviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of the Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Subadviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(e) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Subadviser, promptly upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of a Fund and with respect to any of the Fund’s assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Subadviser under applicable law. In addition, the Subadviser shall deliver the Fund’s Books and Records to the Adviser and the Trust by such means and in accordance with such schedule as the Adviser and the Trust, respectively, shall direct and otherwise shall cooperate, as reasonably directed by the Adviser and the Trust, in the transition of portfolio asset management to any successor of the Subadviser, including the Adviser. Notwithstanding the foregoing, the Subadviser shall retain Fund’s Books and Records required to be retained under applicable law.

13.	Certain Definitions.

For the purposes of this Agreement:

(a) “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b) “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14.	Liability of the Subadviser.

(a) The Subadviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in a Fund’s Disclosure Documents relating to the Subadviser and the Subadviser’s affiliates and other information supplied by the Subadviser for inclusion therein.

(b) The Subadviser shall be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Subadviser in contravention of: (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Subadviser; or (ii) applicable law, including, but not limited to, the 1940 Act and the Code (including, but not limited to, the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as “Improper Investments”).

(c) The Subadviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any said person, an “Indemnified Party”) against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as said losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Subadviser of this Agreement or of the representations and warranties made by the Subadviser herein; (ii) any Improper Investment; (iii) any untrue statement of a material fact by the Subadviser contained in any Disclosure Document relating to the Subadviser and the Subadviser’s affiliates and other information supplied by Subadviser for inclusion therein, or the omission by the Subadviser from a Disclosure Document of a material fact regarding the Subadviser or the Subadviser’s investment program required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Subadviser’s performance or non-performance of the Subadviser’s duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to the Trust’s shareholders to which said Indemnified Party otherwise would be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person’s office with the Trust.

(d) The Adviser shall indemnify and hold harmless the Subadviser, each affiliated person of the Subadviser within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Subadviser within the meaning of Section 15 of the 1933 Act (any said person, a “Subadviser Indemnified Party”) against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as said losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Adviser of this Agreement or of the representations and warranties made by the Adviser herein; (ii) any untrue statement of a material fact by the Adviser contained in any Disclosure Document relating to the Adviser and the Adviser’s affiliates and other information supplied by Adviser for inclusion therein, or the omission by the Adviser from a Disclosure Document of a material fact regarding the Adviser required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Adviser’s performance or non-performance of the Adviser’s duties hereunder; provided, however, that nothing herein shall be deemed to protect any Subadviser Indemnified Party against any liability to the Adviser to which said Subadviser Indemnified Party otherwise would be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person related to the services contemplated under this Agreement.

15.	Confidentiality.

(a) From time to time, a party may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties. For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to a party’s (“Discloser”) or the party’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(b) Confidential Information shall NOT include: (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient (“Recipient”); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

(c) Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. Recipient agrees: (a) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient’s own confidential and proprietary information; (b) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (c) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (e) below; (d) to inform third-party recipients of the confidential nature of the Confidential Information; and (e) to disclose Confidential Information to Recipient’s officers, directors, representatives, agents, or employees only on a “need-to-know” basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information. Neither Discloser nor any of Discloser’s officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(d) Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser. Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

(e) Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, Recipient shall reasonably cooperate at Discloser’s expense in defending against any said court or administrative order.

(f) It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

16.	Enforceability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.	Limitation of Liability.

The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of a Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

18.	Change In the Adviser’s Ownership.

The Subadviser agrees that the Subadviser shall notify the Trust of any anticipated change in the ownership of the Subadviser that could: (i) materially impact the services provided by the Subadviser to a Fund, or (ii) that could result in a change of control under Section 15(a)(4) of the 1940 Act, within a reasonable time prior to said change being effected.

19.	Jurisdiction.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Subadviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

20.	Paragraph Headings.

The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

21.	Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

DEMOCRACY INVESTMENT MANAGEMENT LLC

By:
Name:
Title:

VIDENT ADVISORY, LLC

By:
Name:
Title

ACKNOWLEDGED & ACCEPTED BY:

THE ADVISORS’ INNER CIRCLE FUND III

By:
Name:
Title:

SCHEDULE A

to the

SUBADVISORY AGREEMENT

dated __________, 2023, between

DEMOCRACY INVESTMENT MANAGEMENT LLC

and

VIDENT ADVISORY, LLC

The Adviser shall pay to the Subadviser as compensation for the Subadviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Subadviser from time to time in accordance with the following fee schedule:

Fund	Rate
Democracy International Fund	0.07% on average daily net assets up to $250,000,000 (subject to an annual minimum compensation of $45,000)
0.06% on average daily net assets between $250,000,000 and $500,000,000
0.05% on average daily net assets in excess of $500,000,000

1

VOTE BY MAIL

1. Read the proxy statement/Prospectus.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and have the proxy card at hand.
2. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
3. Follow the simple instructions.

Please detach at perforation before mailing.

FUND NAME PRINTS HERE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [SEPTEMBER 26], 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned hereby appoints each of Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith and Alexander Smith, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Eastern time, on [SEPTEMBER 26], 2023, at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy is solicited on behalf of the Board of Trustees of the Trust, and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the proxy is authorized to vote upon such matters as may come properly before the meeting.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable Sign in the box above Date ____________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/democracy2023

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THEREVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ **Please detach at perforation before mailing.** ↓

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE <u>FOR</u> THE PROPOSAL.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

	FOR	AGAINST	ABSTAIN
1. To approve a new investment sub-advisory agreement between Democracy Investment Management, LLC, and Vident Advisory, LLC.	☐	☐	☐

<u>YOUR SIGNATURE ON THIS VOTING /VOTING INSTRUCTION CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED</u>. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE